BLACKROCK LIQUIDITY FUNDS
T-Fund
Treasury Trust Fund
(All Share Classes)

Supplement Dated May 13, 2009 to the
Prospectuses Dated March 2, 2009

T-Fund and Treasury Trust Fund

        In order to avoid generating a negative yield as a result of the historically low returns currently offered on U.S. Treasury securities and certain short-term U.S. Government agency securities, T-Fund and Treasury Trust Fund may each, as a temporary defensive strategy, which may be discontinued at any time without notice, invest in other securities described below. Each of these securities will be an “Eligible Security”, as defined by Rule 2a-7 under the Investment Company Act of 1940, as amended, that has been determined to present minimal credit risk by BlackRock Institutional Management Corporation, the Funds’ Manager, pursuant to guidelines approved by the Board of Trustees.

        Effective June 27, 2009, T-Fund may invest up to 20% of its net assets in (i) debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (including debt securities guaranteed by the FDIC), and (ii) repurchase agreements that are secured with collateral issued or guaranteed by the U.S. Government or its agencies or instrumentalities (including debt securities guaranteed by the FDIC).

        Effective June 27, 2009, Treasury Trust Fund may invest up to 20% of its net assets in (i) repurchase agreements that are secured by U.S. Treasury securities, (ii) debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (including debt securities guaranteed by the FDIC), and (iii) repurchase agreements that are secured with collateral issued or guaranteed by the U.S. Government or its agencies or instrumentalities (including debt securities guaranteed by the FDIC).

        In connection with the changes set forth above, effective June 27, 2009, the prospectuses are hereby amended as follows:

  The second sentence under the sub-section titled “T-Fund — What is the Fund’s main investment strategy?” which states that T-Fund currently has an operating policy to invest 100% of its net assets in U.S. Treasury bills, notes, trust receipts and direct obligations of the U.S. Treasury and repurchase agreements secured by direct Treasury obligations and cash is hereby deleted.
  The second and third sentences under the sub-section titled “Treasury Trust Fund — What is the Fund’s main investment strategy?” which state that because the Fund invests exclusively in direct U.S. Treasury obligations, investors may benefit from income tax exclusions or exemptions that are available in certain states and localities and that Treasury Trust Fund currently has an operating policy to invest 100% of its net assets in direct obligations of the U.S. Treasury such as Treasury bills, notes and trust receipts and cash, are hereby deleted.
  The first two sentences of the second paragraph under the sub-section titled “Treasury Trust Fund — What are the main risks of investing in the Fund?” are hereby deleted in their entirety (since the Fund will be investing in repurchase agreements as described above) and replaced with the following sentence:

        The Fund may from time to time engage in portfolio trading for liquidity purposes.

  The sub-section titled “Details About the Funds — How Each Fund Invests — Principal Investments — Repurchase Agreements” is hereby amended to add Treasury Trust Fund to the list of funds that may invest in repurchase agreements and to delete the second paragraph in the section, which limits T-Fund exclusively to repurchase agreements secured by direct obligations of the U.S. Treasury.

        Investments in the securities enumerated above may pose certain risks. Please see the discussion of “Repurchase Agreements” and “U.S. Government Obligations” beginning on pages 6 and 9, respectively, in the Statement of Additional Information for more information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUSES FOR FUTURE REFERENCE.

Code # BRLF-P-SUP-0509